Exhibit 99.2

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly Report of LCS Golf, Inc. (the "Company") on Form 10-QSB for the three month period ended May 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Alex Brunni, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                                  /S/ALEX BRUNI
                                                  -----------------------
                                                  Alex Bruni
                                                  Chief Financial Officer
                                                  July 22, 2003